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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report (Date of earliest event reported): May 19, 2005

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         This current report includes forward-looking statements.  These forward looking statements are based on current expectations and projections about future events based on knowledge of facts as of the date of this current report and assumptions about future events.  These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Southern California Edison Company.  Southern
California Edison Company has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

                                        Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

         As reported in Southern California Edison Company's ("SCE") Current Report on Form 8-K filed December
22, 2004, the Edison International and SCE Compensation and Executive Personnel Committees (the "CEPs") approved target annual incentives and goals for 2005 for executive officers of Edison International and its affiliates, including its subsidiary SCE, under the Edison International Executive Incentive Compensation Plan (the "Plan")
on December 16, 2004.  Under the Plan, annual incentive compensation is determined on the basis of company, organizational and individual performance relative to corporate goals.  At its meeting on May 19, 2005, the SCE
CEP revised the Plan goals in place for 2005 based on updates to general corporate goals approved by the Board of
Directors.  A copy of the revised goals for 2005 is attached hereto as Exhibit 99.1.  Such information is incorporated herein by reference.

         On May 19, 2005, the Board of Directors of Edison International adjusted director compensation as described in the Edison International Director Compensation Schedule, as adopted May 19, 2005, and adopted terms and conditions governing the Edison International 2005 Director Nonqualified Stock Options.  The Board of
Directors of SCE took action to increase director compensation in accordance with the actions of the Board of
Directors of Edison International.  The compensation schedule and the terms and conditions are attached hereto as
Exhibits 99.2 and 99.3, respectively.  Such information is incorporated herein by reference.

                                  Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

         On May 19, 2005, the Board of Directors of SCE elected Thomas M. Noonan as Senior Vice President and
Chief Financial Officer of SCE, and Linda G. Sullivan as Vice President and Controller of SCE.  Both elections will become effective and Mr. Noonan will cease to be Vice President and Controller of SCE at the open of business on June 1, 2005.  Mr. Noonan has been serving as Chief Financial Officer of SCE on an interim basis since March 17, 2005, and as Vice President and Controller of SCE and Edison International, the parent holding company of SCE, since March 1999.  Mr. Noonan is 53 years of age.  Mrs. Sullivan is 41 years of age and has served as Assistant Controller of Edison International since May 2002, and Assistant Controller of SCE since
March 2005.  Since 1991, Mrs. Sullivan has worked for Edison International in a variety of progressive management positions including responsibilities in accounting, finance, business planning and budgeting, external financial reporting, and regulatory and Sarbanes-Oxley compliance.  She served as a manager in the Controllers department of Edison International from September 1999 until she began serving as Assistant Controller.  Mrs. Sullivan also acted as Controller of Edison Select, an Edison International indirect subsidiary engaged in the business of offering retail products and services, from September 1999 through August 2001.  Edison Select was sold in August
2001.

                                      Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits

         See the Exhibit Index below.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       SOUTHERN CALIFORNIA EDISON COMPANY
                                                                (Registrant)

                                                       /s/ Thomas M. Noonan
                                                       -------------------------------------------------
                                                       Thomas M. Noonan
                                                       Vice President, Chief Financial Officer and Controller

DATE:  MAY 25, 2005

                                                   EXHIBIT INDEX

Exhibit No.        Description

99.1               2005 performance goals for the Edison International Executive Incentive
                   Compensation Plan, as adopted May 19, 2005.

99.2               Edison International Director Compensation Schedule, as adopted May 19, 2005.

99.3               Edison International Director Nonqualified Stock Options 2005 Terms and Conditions.